SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On April 16, 2014, C. R. Bard, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated (the “LTIP”) to increase the number of shares of common stock authorized to be issued under the LTIP by 2,900,000 shares for a total of 27,125,000 authorized shares under the LTIP. The purpose of the LTIP is to provide a variety of long-term incentive awards to attract and retain qualified employees.

The material features of the LTIP are described Exhibit 99.1, which is attached hereto and which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the copy of the LTIP, which is attached hereto as Exhibit 10.38 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The registrant held its Annual Meeting of Shareholders on April 16, 2014.

(b) Described below are the matters voted upon at the Annual Meeting of Shareholders and the number of votes for and against, abstentions and broker non-votes, as applicable.

Proposal No. 1 – Each of the director nominees was elected. The results of the voting for seven Directors for a term of one year are set forth below:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
David M. Barrett	64,281,233	259,274	148,153	4,255,406
John C. Kelly	64,321,650	218,949	148,061	4,255,406
David F. Melcher	64,286,317	277,729	124,614	4,255,406
Gail K. Naughton	64,142,480	401,518	144,662	4,255,406
John H. Weiland	63,739,853	844,997	103,810	4,255,406
Anthony Welters	63,418,601	1,155,147	114,912	4,255,406
Tony L. White	63,329,049	1,243,126	116,485	4,255,406

Directors whose terms continued after the Annual Meeting of Shareholders are Marc C. Breslawsky, Herbert L. Henkel, Timothy M. Ring and Tommy G. Thompson.

Proposal No. 2 – Ratification of the appointment of KPMG LLP, as independent registered public accounting firm for fiscal year 2014 – approved.

For	67,538,085
Against	1,271,577
Abstain	134,404

Proposal No. 3 – Approval of the 2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated – approved.

For	38,126,247
Against	26,359,614
Abstain	202,799
Broker non-votes	4,255,406

Proposal No. 4 – Approval of certain provisions of the Executive Bonus Plan of C. R. Bard, Inc. – approved.

For	62,655,401
Against	1,846,569
Abstain	186,583
Broker non-votes	4,255,513

Proposal No. 5 – Approval of the compensation of our named executive officers, on an advisory basis – approved.

For	62,847,659
Against	1,610,989
Abstain	229,905
Broker non-votes	4,255,513

Proposal No. 6 – Shareholder proposal relating to sustainability reporting on environmental, social and governance (ESG) business practices – not approved.

For	23,162,174
Against	38,493,405
Abstain	3,033,081
Broker non-votes	4,255,406

Proposal No. 7 – Shareholder proposal relating to separating the Chair and CEO roles – not approved.

For	22,952,253
Against	41,567,492
Abstain	168,915
Broker non-votes	4,255,406

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.38*	2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated.

Exhibit 99.1	Description of the 2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated.

*	This exhibit constitutes a management contract or a compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: April 17, 2014	/s/ Peter M. Kreindler
Peter M. Kreindler Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit 10.38	2012 Long Term Incentive Plan of C. R. Bard, Inc., as amended and restated.

Exhibit 99.1	Description of the 2012 Long Term Incentive Plan of C. R. Bard, Inc. as amended and restated.